American Bitcoin Reports Fourth Quarter and Full Year 2025 Results

Mined Bitcoin at a 53% Discount to Purchasing at the Market Spot Price in Q4 2025, Reinforcing Structural Cost Advantage

MIAMI, FL, February 26, 2026 (PR NEWSWIRE) – American Bitcoin Corp. (Nasdaq: ABTC) (“American Bitcoin” or the “Company”), a Bitcoin accumulation platform focused on building America’s Bitcoin infrastructure platform, today reported its financial results for the fourth quarter and full year of 2025.

Eric Trump, Co-Founder and Chief Strategy Officer of American Bitcoin, said: “We launched American Bitcoin in March 2025 with a clear mandate to accumulate Bitcoin at scale. Six months later, we were trading on the Nasdaq. By year-end, we held 5,401 Bitcoin on the balance sheet, and that figure has since grown to more than 6,000 Bitcoin. That kind of progress does not happen by accident. It reflects decisive execution and a team operating with conviction. Our model combines scaled mining production with at-the-market purchases for rapid accumulation of our strategic reserve. We are building this business to steadily expand our Bitcoin position and strengthen our balance sheet across market cycles.”

Mike Ho, CEO of American Bitcoin, said: “2025 marked our first year operating as a standalone public company, and our results reflect disciplined execution against a clear capital and operating strategy. We expanded our mining platform and grew our Bitcoin reserve through a combination of increased production and at-the-market purchases. We continue to prioritize fleet efficiency, cost discipline, and capital allocation accretive to Bitcoin on balance sheet, while maintaining a structural discount to spot prices. Looking ahead, we will continue optimizing our fleet, deploying incremental capacity when returns justify it, and focus on compounding our Bitcoin reserve while preserving balance sheet flexibility.”

Matthew Prusak, President of American Bitcoin, said: “Our model is simple: secure Bitcoin through mining, accumulate it through our treasury strategy, and accelerate adoption through the ecosystem. Q4 demonstrated the engine is working. We produced Bitcoin at a 53% gross margin and have since grown our reserve to over 6,000 Bitcoin. We are building a category leader designed to compound across cycles.

BITCOIN RESERVE[1,2]
—
102
220
404
2,173
2,443
3,418
3,950
4,325
5,401
5,881
6,235
Mar-31 2025
Apr-30 2025
May-31 2025
Jun-30 2025
Jul-31 2025
Aug-31 2025
Sep-30 2025
Oct-31 2025
Nov-30 2025
Dec-31 2025
Jan-31 2026
Feb-24 2026

SATOSHIS PER SHARE[1,2,3]
—
14
30
45
244
274
371
426
464
554
589
611
Mar-31 2025
Apr-30 2025
May-31 2025
Jun-30 2025
Jul-31 2025
Aug-31 2025
Sep-30 2025
Oct-31 2025
Nov-30 2025
Dec-31 2025
Jan-31 2026
Feb-24 2026

ABTC NASDAQ: ABTC

Note: (1) Number of Bitcoin have been rounded to the nearest whole number; (2) Includes Bitcoin held in custody or pledged for miner purchases under an agreement with BITMAIN; (3) Number of common shares issued and outstanding before the merger of American Bitcoin and Gryphon Digital Mining, Inc. on September 3, 2025 (the "Merger") have been adjusted to reflect the Merger exchange ratio of ~14.4995. As of February 24, 2026, there were 1,020,129,019 shares of American Bitcoin common stock issued and outstanding.

Strategic Reserve Growth

•
Scaled Bitcoin holdings from zero at the beginning of Q2 2025 to 5,401¹ at year-end, and to more than 6,000¹ as of our most recent announcement.
•
Increased Satoshis per share by 49%, from 3712 as of September 30, 2025 to 5542 as of December 31, 2025.
•
Mined 1,654 Bitcoin from the beginning of Q2 2025 through year-end, including 783 Bitcoin mined in the fourth quarter.
•
Approximately one-third of year-end Bitcoin holdings were generated through mining production, and the remainder were acquired through strategic transactions and at-the-market purchases.

Mining Platform Performance

•
Revenue for the year ended December 31, 2025 was $185.2 million³, reflecting increased Bitcoin production following fleet expansion and optimization during the year. Q4 2025 revenue was $78.3 million, up from $64.2 million in Q3 2025, representing approximately 22% quarter-over-quarter growth.
•
Gross margin for the year ended December 31, 2025 was approximately 50%³. Q4 2025 gross margin was 53%, reflecting Bitcoin repricing during the period. At this margin, the Company accumulated Bitcoin at a 53% discount relative to spot prices over the period.
•
Maintained installed capacity of approximately 25.0 exahash per second (EH/s)4 across approximately 78,000 ASICs with average fleet efficiency of approximately 16.3 joules per terahash (J/TH) as of December 31, 2025, leveraging access to high-density ASIC infrastructure through the Hut 8 Corp. (“Hut 8”) partnership to support scaled, asset-light mining operations.

Cost Discipline and Strategic Capital Execution

•
Strengthened operational efficiency with general and administrative expenses decreasing from 13% as a percentage of revenue in Q3 2025 to 9% as a percentage of revenue in Q4 2025.
•
Net loss and Adjusted EBITDA for the year ended December 31, 2025 were $153.2 million³ and $(157.3) million³, respectively, primarily driven by a $227.1 million non-cash mark-to-market loss on Bitcoin resulting from the FASB-required fair value accounting adjustment.
•
Generated $150.5 million of gross proceeds from the at-the-market program in Q4 2025.

1.
Includes 2,776 Bitcoin pledged or otherwise collateralized.
2.
Represents the amount of Bitcoin attributable to each outstanding share of the Company’s common stock. SPS is calculated by multiplying the Company’s total Bitcoin holdings by the Satoshi conversion ratio (1 Bitcoin equals 100,000,000 Satoshis), then dividing that total by the number of shares of the Company’s common stock outstanding as of the measurement date.
3.
The Company’s financial results for periods prior to March 31, 2025 reflect the “Bitcoin mining” sub-segment of Hut 8 Corp.’s “Compute” segment and are not directly comparable to standalone periods.
4.
Of total hashrate, ~21.9 EH/s was operational as of December 31, 2025.

Conference Call

Our Full-Year 2025 Earnings Conference Call will be held today, Thursday, February 26, 2026, at 8:00 a.m. ET. Investors can join the live webcast at https://app.webinar.net/OPeL3AQ3J1G.

Supplemental Materials and Upcoming Communications

The Company expects to make available on its website and/or official social media channels certain materials and updates designed to accompany the discussion of its results, along with certain supplemental financial information and other data, including regarding its Bitcoin holdings and related performance metrics. For important news and information regarding the Company, including investor presentations and timing of future investor conferences, visit the Investor Relations section of the Company's website, abtc.com/investors, and its social media accounts, including on X, Instagram, and

LinkedIn. The Company uses its website and social media accounts as primary channels for disclosing key information to its investors, some of which may contain material and previously non-public information.

About American Bitcoin

American Bitcoin Corp., a majority-owned subsidiary of Hut 8 Corp., is a Bitcoin accumulation platform focused on building America’s Bitcoin infrastructure platform. The Company delivers institutional-grade exposure to Bitcoin through an industry-first business model that integrates scaled self-mining operations with disciplined accumulation strategies. For more information, visit abtc.com and follow the Company on X at @ABTC.

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements, include, but are not limited to, statements relating to the Company’s ability to accumulate Bitcoin rapidly and at scale, strengthen and preserve balance sheet flexibility across market cycles, prioritize and optimize fleet efficiency, cost discipline, and capital allocation accretive to Bitcoin on balance sheet, maintain a structural discount to spot prices, and deploy incremental capacity when returns justify it, as well as the Company’s future business strategy, competitive strengths, expansion, and growth of the business and operations more generally.

Forward-looking statements are not statements of historical fact, but instead represent management’s expectations, estimates, and projections regarding future events based on certain material factors and assumptions at the time the statement was made. While considered reasonable by the Company as of the date of this press release, such statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements, including, but not limited to: the price of Bitcoin and concentration of Bitcoin holdings; failure to grow hashrate; the purchase of miners; competition from other methods of investing in Bitcoin; uncertainty in the development and acceptance of the Bitcoin network; reliance on third-party mining pool service providers; hedging transactions; Bitcoin halving events; failure to realize the anticipated benefits of the merger transactions; dependence on Hut 8; liquidity constraints and failure to raise additional capital; failure of critical systems; competition from current and future competitors; changes in leasing arrangements; hazards and operational risks; electrical power requirements; geopolitical, social, economic, and other events and circumstances; cybersecurity threats and breaches; Internet-related disruptions; dependence on key personnel; having a limited operating history; rapidly changing technology; predicting facility requirements; acquisitions, strategic alliances or joint ventures; operating and expanding internationally; legal, regulatory, governmental, and technological uncertainties; physical risks related to climate change; involvement in legal proceedings; stock price volatility; the Company's multi-class capital structure and status as a controlled company; and other factors that may affect the future business, results, financial position and prospects of the Company. Additional factors that could cause results to differ materially from those described above can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, the proxy statement/prospectus filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on July 31, 2025, in the Company’s Current Report on Form 8-K filed with the SEC on September 3, 2025 and in other documents filed by the Company from time to time with the SEC.

Adjusted EBITDA

In addition to our results determined in accordance with GAAP, we rely on Adjusted EBITDA to evaluate our business, measure our performance, and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure. We define Adjusted EBITDA as net income or loss, adjusted for impacts of interest expense, income tax provision or benefit, depreciation and amortization, loss on sale of property and equipment, gain on derivatives, gain on warrant liability, gain on debt extinguishment, the removal of non-recurring transactions, loss from discontinued operations, net of taxes, and stock-based compensation expense in the period presented. You are encouraged to evaluate each of these adjustments and the reasons our Board and management team consider them appropriate for supplemental analysis.

The Company’s board of directors and management team use Adjusted EBITDA to assess its financial performance because it allows them to compare operating performance on a consistent basis across periods by removing the effects of capital structure (such as varying levels of interest expense and income), asset base (such as depreciation and amortization), and other items (such as non-recurring transactions mentioned above) that impact the comparability of financial results from period to period.

Net income (loss) is the GAAP measure most directly comparable to Adjusted EBITDA. In evaluating Adjusted EBITDA, you should be aware that in the future the Company may incur expenses that are the same as or similar to some of the adjustments in such presentation. The Company’s presentation of Adjusted EBITDA should not be construed as an inference that its future results will be unaffected by unusual or non-recurring items. There can be no assurance that the Company will not modify the presentation of Adjusted EBITDA in the future, and any such modification may be material. Adjusted EBITDA has important limitations as an analytical tool and you should not consider Adjusted EBITDA in isolation or as a substitute for analysis of results as reported under GAAP. Because Adjusted EBITDA may be defined differently by other companies in the industry, the Company’s definition of this non-GAAP financial measure may not be comparable to similarly titled measures of other companies, thereby diminishing its utility.

American Bitcoin Corp.

Combined Statements of Operations and Comprehensive (Loss) Income

(in USD thousands, except share and per share data)

	Years Ended December 31,
	2025	2024
Revenue	$185,164	$71,537

Cost of revenue (exclusive of depreciation and amortization shown below)	92,001	39,509

Operating expenses (income):
Depreciation and amortization	58,239	22,744
General and administrative expenses	33,394	34,486
Loss on sale of property and equipment	2,454	—
Loss (gain) on digital assets	227,064	(509,303)
Total operating expenses (income)	321,151	(452,073)
Operating (loss) income	(227,988)	484,101

Other income (expense):
Interest expense	—	(3,489)
Gain on derivatives	56,318	6,780
Gain on warrant liability	384	—
Gain on debt extinguishment	—	5,966
Total other income	56,702	9,257

(Loss) income from continuing operations before taxes	(171,286)	493,358

Income tax benefit (provision)	18,115	(59,607)

Net (loss) income from continuing operations	(153,171)	433,751

Loss from discontinued operations (net of income tax benefit of nil and $1.6 million, respectively)	—	(4,816)

Net (loss) income	$(153,171)	$428,935

Other comprehensive income (loss):
Foreign currency translation adjustments	4,467	(59,344)
Total comprehensive (loss) income	$(148,704)	$369,591

Adjusted EBITDA Reconciliation

	Years Ended December 31,
	2025	2024
Net (loss) income	$(153,171)	$428,935
Interest expense	—	3,489
Income tax (benefit) provision	(18,115)	59,607
Depreciation and amortization	58,239	22,744
Loss on sale of property and equipment	2,454	—
Gain on derivatives	(56,318)	(6,780)
Gain on warrant liability	(384)	—
Gain on debt extinguishment	—	(5,966)
Non-recurring transactions (1)	7,838	1,590
Loss from discontinued operations (net of income tax benefit of nil and $1.6 million, respectively)	—	4,816
Stock-based compensation expense	2,145	9,173
Adjusted EBITDA	$(157,312)	$517,608

(1) Non-recurring transactions for the year ended December 31, 2025 represented approximately $7.8 million of merger related transaction costs. Non-recurring transactions for the year ended December 31, 2024 represented approximately $1.6 million of restructuring costs.

	Three Months Ended
	December 31, 2025	September 30, 2025
Revenue	$78,321	$64,220

Cost of revenue (exclusive of depreciation and amortization shown below)	36,735	28,279

Operating expenses (income):
Depreciation and amortization	26,649	15,215
General and administrative expenses	7,331	8,052
Loss on digital assets	112,232	5,475
Total operating expenses	146,212	28,742
Operating (loss) income	(104,626)	7,199

Other income (expense):
Gain (loss) on derivatives	37,455	(1,999)
Gain on warrant liability	358	26
Total other income (expense)	37,813	(1,973)

(Loss) income from continuing operations before taxes	(66,813)	5,226

Income tax benefit (provision)	7,359	(1,751)

Net (loss) income	$(59,454)	$3,475

Adjusted EBITDA Reconciliation

	Three Months Ended
	December 31, 2025	September 30, 2025
Net (loss) income	$(59,454)	$3,475
Income tax (benefit) provision	(7,359)	1,751
Depreciation and amortization	26,649	15,215
(Gain) loss on derivatives	(37,455)	1,999
Gain on warrant liability	(358)	(26)
Non-recurring transactions (1)	360	5,239
Adjusted EBITDA	$(77,617)	$27,653

(1) Non-recurring transactions for the three months ended December 31, 2025 represent approximately $0.4 million of merger-related transaction costs. Non-recurring transactions for the three months ended September 30, 2025 represent approximately $5.2 million of merger-related transaction costs.

Contacts

American Bitcoin Investor Relations

ir@abtc.com

American Bitcoin Public Relations

media@abtc.com